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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 26, 1999


                           LOCAL FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)



                                    Delaware
                            (State of Incorporation)


      001-13949                                          65-0424192
(Commission File No.)                       (I.R.S. Employer Identification No.)


              3601 N.W. 63rd Street, Oklahoma City, Oklahoma 73116
               (Address of principal executive offices) (zip code)



        Registrant's telephone number, including area code: 405-841-2298


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ITEM 5.  OTHER EVENTS.

         On August 26, 1999, Local Financial Corporation issued a press release announcing the filing of a registration statement with the Securities and Exchange Commission for its Trust Preferred Securities offering of up to $30 million. The press release issued in connection with this announcement is filed as an exhibit to this report and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibit:

         See Exhibit Index following the signature page of this report, which is incorporated herein by reference.

                                    SIGNATURE

        Pursuant to the requirements of the Securities and Exchanges Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        LOCAL FINANCIAL CORPORATION


Date:    August 27, 1999            By: /s/ Richard L. Park
                                        ----------------------------------------
                                        Richard L. Park, Chief Financial Officer



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                                 EXHIBIT INDEX

                                       TO

                            FORM 8-K CURRENT REPORT

                        DATE OF REPORT: AUGUST 26, 1999

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                                                                        CONSECUTIVE
EXHIBIT NO.                       DESCRIPTION                             PAGE NO.
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
Exhibit 99              Press Release dated August 26, 1999                  4
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